UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

Community Bank System, Inc.’s (the “Company”) is filing this amendment to its Current Report on Form 8-K, dated January 23, 2024, filed with the Securities and Exchange Commission (the “Prior Report”), in order to update certain financial information for the fiscal year and fourth quarter ended December 31, 2023 that was included in Exhibit 99.1 to the Prior Report (the “Original Earnings Release”). Certain financial information contained in the Original Earnings Release is accordingly updated as set forth below due to a subsequent event that occurred following the filing of the Prior Report.

Item 2.02	Results of Operations and Financial Condition.

On January 23, 2024, the Company announced financial results for the fiscal year and fourth quarter ended December 31, 2023. Subsequent to issuing the Original Earnings Release and based on new information, the Company recorded a loss contingency related to a threatened collective and class action, asserted against Community Bank, N.A. on behalf of certain nonexempt branch employees, regarding unpaid wages under the Fair Labor Standards Act and applicable state labor laws. On February 5, 2024, following a mediation held on February 1, 2024, the Company agreed to a settlement in the amount of $5.8 million, and the Company anticipates it will execute a settlement agreement in connection with this matter in the first quarter of 2024. The settlement is subject to documentation and Court approval. The Company does not anticipate that additional amounts will be accrued for this matter in future periods.

As the aforementioned event provided additional evidence of conditions that existed at the December 31, 2023 balance sheet date, the Company determined that this event meets the definition of a recognized subsequent event in accordance with FASB ASC 855 Subsequent Events and has therefore recorded a $5.8 million litigation accrual in the Company’s December 31, 2023 consolidated financial statements. This litigation accrual will be reflected in the Company’s consolidated financial statements for inclusion in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission (“SEC”) on or before February 29, 2024.

As a result of the foregoing, net income, as reported in the Original Earnings Release, was reduced $4.6 million to $33.7 million and $131.9 million for the fourth quarter of 2023 and full year 2023, respectively. Diluted earnings per share, as reported in the Original Earnings Release, was reduced $0.08 to $0.63 and $2.45 for the fourth quarter of 2023 and full year 2023, respectively.

An updated version of the line items and reconciliations in the summary of financial data (unaudited) that were impacted by the recognition of this subsequent event and included in the Original Earnings Release are included below:

Summary of Financial Data (unaudited)
(Dollars in thousands, except per share data)
	Quarter Ended		Year-to-Date
	Original Earnings Release	Updated	Original Earnings Release	Updated
	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Earnings
Litigation accrual	$0	$5,800	$0	$5,800
Total operating expenses	123,291	129,091	466,885	472,685
Income before income taxes	49,595	43,795	174,031	168,231
Income taxes	11,307	10,089	37,525	36,307
Net income	$38,288	$33,706	$136,506	$131,924
Basic earnings per share	$0.71	$0.63	$2.54	$2.45
Diluted earnings per share	$0.71	$0.63	$2.53	$2.45
Profitability
Return on assets	0.99%	0.87%
Return on equity	9.69%	8.53%
Return on tangible equity(1) (non-GAAP)	21.30%	18.75%
Efficiency ratio (GAAP)	69.7%	72.9%
Average Balances
Total assets	$15,333,118	$15,333,131
Shareholders’ equity	1,567,430	1,567,381
Balance Sheet Data
Other assets	$662,345	$663,563
Total assets	15,554,535	15,555,753
Accrued interest and other liabilities	158,697	164,497
Total liabilities	13,852,016	13,857,816
Shareholders' equity	1,702,519	1,697,937
Total liabilities and shareholders' equity	15,554,535	15,555,753
Capital and Other
Shareholders’ equity/total assets (GAAP)	10.95%	10.92%
Tangible equity/net tangible assets(1) (non-GAAP)	5.78%	5.75%
Tier 1 leverage ratio	9.37%	9.34%
Book value (GAAP)	$31.93	$31.84
Tangible book value(1) (non-GAAP)	$15.93	$15.85
Asset Quality
Non-owner occupied CRE / total bank-level regulatory capital	197%	198%
Quarterly GAAP to Non-GAAP Reconciliations
Income statement data
Pre-tax, pre-provision net revenue
Net income (GAAP)	$38,288	$33,706
Income taxes	11,307	10,089
Income before income taxes	49,595	43,795
Provision for credit losses	4,073	4,073
Pre-tax, pre-provision net revenue (non-GAAP)	53,668	47,868
Acquisition expenses	7	7
Acquisition-related contingent consideration adjustment	2,200	2,200
Restructuring expenses	1,163	1,163
Litigation accrual	0	5,800
Loss on sales of investment securities	0	0
Gain on debt extinguishment	0	0
Unrealized (gain) loss on equity securities	(52)	(52)
Adjusted pre-tax, pre-provision net revenue (non-GAAP)	$56,986	$56,986

Summary of Financial Data (unaudited)
(Dollars in thousands, except per share data)
	Quarter Ended
	Original Earnings Release	Updated
	December 31, 2023	December 31, 2023
Quarterly GAAP to Non-GAAP Reconciliations
Income statement data
Pre-tax, pre-provision net revenue per share
Diluted earnings per share (GAAP)	$0.71	$0.63
Income taxes	0.21	0.19
Income before income taxes	0.92	0.82
Provision for credit losses	0.08	0.07
Pre-tax, pre-provision net revenue per share (non-GAAP)	1.00	0.89
Acquisition expenses	0.00	0.00
Acquisition-related contingent consideration adjustment	0.04	0.04
Restructuring expenses	0.02	0.02
Litigation accrual	0.00	0.11
Loss on sales of investment securities	0.00	0.00
Gain on debt extinguishment	0.00	0.00
Unrealized (gain) loss on equity securities	0.00	0.00
Adjusted pre-tax, pre-provision net revenue per share (non-GAAP)	$1.06	$1.06

Net income
Net income (GAAP)	$38,288	$33,706
Acquisition expenses	7	7
Tax effect of acquisition expenses	(1)	(1)
Subtotal (non-GAAP)	38,294	33,712
Acquisition-related contingent consideration adjustment	2,200	2,200
Tax effect of acquisition-related contingent consideration adjustment	(445)	(443)
Subtotal (non-GAAP)	40,049	35,469
Restructuring expenses	1,163	1,163
Tax effect of restructuring expenses	(235)	(234)
Subtotal (non-GAAP)	40,977	36,398
Litigation accrual	0	5,800
Tax effect of litigation accrual	0	(1,168)
Subtotal (non-GAAP)	40,977	41,030
Loss on sales of investment securities	0	0
Tax effect of loss on sales of investment securities	0	0
Subtotal (non-GAAP)	40,977	41,030
Gain on debt extinguishment	0	0
Tax effect of gain on debt extinguishment	0	0
Subtotal (non-GAAP)	40,977	41,030
Unrealized (gain) loss on equity securities	(52)	(52)
Tax effect of unrealized (gain) loss on equity securities	11	10
Operating net income (non-GAAP)	40,936	40,988
Amortization of intangible assets	3,563	3,563
Tax effect of amortization of intangible assets	(721)	(718)
Subtotal (non-GAAP)	43,778	43,833
Acquired non-PCD loan accretion	(828)	(828)
Tax effect of acquired non-PCD loan accretion	168	167
Adjusted net income (non-GAAP)	$43,118	$43,172

Summary of Financial Data (unaudited)
(Dollars in thousands, except per share data)
	Quarter Ended
	Original Earnings Release	Updated
	December 31, 2023	December 31, 2023
Quarterly GAAP to Non-GAAP Reconciliations
Income statement data
Return on average assets
Adjusted net income (non-GAAP)	$43,118	$43,172
Average total assets	15,333,118	15,333,131
Adjusted return on average assets (non-GAAP)	1.12%	1.12%

Return on average equity
Adjusted net income (non-GAAP)	$43,118	$43,172
Average total equity	1,567,430	1,567,381
Adjusted return on average equity (non-GAAP)	10.91%	10.93%

Earnings per common share
Diluted earnings per share (GAAP)	$0.71	$0.63
Acquisition expenses	0.00	0.00
Tax effect of acquisition expenses	0.00	0.00
Subtotal (non-GAAP)	0.71	0.63
Acquisition-related contingent consideration adjustment	0.04	0.04
Tax effect of acquisition-related contingent consideration adjustment	(0.01)	(0.01)
Subtotal (non-GAAP)	0.74	0.66
Restructuring expenses	0.02	0.02
Tax effect of restructuring expenses	0.00	0.00
Subtotal (non-GAAP)	0.76	0.68
Litigation accrual	0.00	0.11
Tax effect of litigation accrual	0.00	(0.03)
Subtotal (non-GAAP)	0.76	0.76
Loss on sales of investment securities	0.00	0.00
Tax effect of loss on sales of investment securities	0.00	0.00
Subtotal (non-GAAP)	0.76	0.76
Gain on debt extinguishment	0.00	0.00
Tax effect of gain on debt extinguishment	0.00	0.00
Subtotal (non-GAAP)	0.76	0.76
Unrealized (gain) loss on equity securities	0.00	0.00
Tax effect of unrealized (gain) loss on equity securities	0.00	0.00
Operating diluted earnings per share (non-GAAP)	0.76	0.76
Amortization of intangible assets	0.07	0.07
Tax effect of amortization of intangible assets	(0.01)	(0.01)
Subtotal (non-GAAP)	0.82	0.82
Acquired non-PCD loan accretion	(0.02)	(0.02)
Tax effect of acquired non-PCD loan accretion	0.00	0.00
Diluted adjusted net earnings per share (non-GAAP)	$0.80	$0.80

Summary of Financial Data (unaudited)
(Dollars in thousands, except per share data)
	Quarter Ended
	Original Earnings Release	Updated
	December 31, 2023	December 31, 2023
Quarterly GAAP to Non-GAAP Reconciliations
Income statement data
Efficiency ratio (GAAP)
Noninterest expenses (GAAP) – numerator	$123,291	$129,091
Net interest income (GAAP)	109,190	109,190
Noninterest revenues (GAAP)	67,769	67,769
Total revenues (GAAP) – denominator	176,959	176,959
Efficiency ratio (GAAP)	69.7%	72.9%

Noninterest operating expenses
Noninterest expenses (GAAP)	$123,291	$129,091
Amortization of intangible assets	(3,563)	(3,563)
Acquisition expenses	(7)	(7)
Acquisition-related contingent consideration adjustment	(2,200)	(2,200)
Restructuring expenses	(1,163)	(1,163)
Litigation accrual	0	(5,800)
Total adjusted noninterest expenses (non-GAAP)	$116,358	$116,358

Operating efficiency ratio (non-GAAP)
Adjusted noninterest expenses (non-GAAP) - numerator	$116,358	$116,358
Fully tax-equivalent net interest income	110,227	110,227
Noninterest revenues	67,769	67,769
Acquired non-PCD loan accretion	(828)	(828)
Unrealized (gain) loss on equity securities	(52)	(52)
Loss on sales of investment securities	0	0
Gain on debt extinguishment	0	0
Operating revenues (non-GAAP) - denominator	177,116	177,116
Operating efficiency ratio (non-GAAP)	65.7%	65.7%

Summary of Financial Data (unaudited)
(Dollars in thousands, except per share data)
	Quarter Ended
	Original Earnings Release	Updated
	December 31, 2023	December 31, 2023
Quarterly GAAP to Non-GAAP Reconciliations
Balance sheet data
Total assets
Total assets (GAAP)	$15,554,535	$15,555,753
Goodwill and intangible assets, net	(897,987)	(897,987)
Deferred taxes on goodwill and intangible assets, net	45,198	45,198
Total tangible assets (non-GAAP)	$14,701,746	$14,702,964

Total common equity
Shareholders' equity (GAAP)	$1,702,519	$1,697,937
Goodwill and intangible assets, net	(897,987)	(897,987)
Deferred taxes on goodwill and intangible assets, net	45,198	45,198
Total tangible common equity (non-GAAP)	$849,730	$845,148

Shareholders’ equity-to-assets ratio at quarter end
Total shareholders’ equity (GAAP) - numerator	$1,702,519	$1,697,937
Total assets (GAAP) - denominator	15,554,535	15,555,753
Net shareholders’ equity-to-assets ratio at quarter end (GAAP)	10.95%	10.92%

Net tangible equity-to-assets ratio at quarter end
Total tangible common equity (non-GAAP) - numerator	$849,730	$845,148
Total tangible assets (non-GAAP) - denominator	14,701,746	14,702,964
Net tangible equity-to-assets ratio at quarter end (non-GAAP)	5.78%	5.75%

(1) Includes deferred tax liabilities related to certain intangible assets.

Non-GAAP Measures

The Company also provides supplemental reporting of its results on an “operating,” “adjusted” and “tangible” basis, from which it excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts), accretion on non-purchased credit deteriorated (“PCD”) loans, expenses associated with acquisitions, acquisition-related provision for credit losses, acquisition-related contingent consideration adjustments, restructuring expenses, litigation accrual, gain on debt extinguishment, loss on sales of investment securities and unrealized gain (loss) on equity securities. In addition, the Company provides supplemental reporting for “adjusted pre-tax, pre-provision net revenues,” which subtracts the provision for credit losses, acquisition expenses, acquisition-related contingent consideration adjustments, restructuring expenses, litigation accrual, gain on debt extinguishment, loss on sales of investment securities and unrealized gain (loss) on equity securities from income before income taxes. Although these items are non-GAAP measures, the Company’s management believes this information helps investors and analysts measure underlying core performance and provides better comparability to other organizations that have not engaged in acquisitions or restructuring activities. The Company also provides supplemental reporting of its net interest margin on a “fully tax-equivalent” basis, which includes an adjustment to net interest income that represents taxes that would have been paid had nontaxable investment securities and loans been taxable. Although fully tax-equivalent net interest margin is a non-GAAP measure, the Company’s management believes this information helps enhance comparability of the performance of assets that have different tax liabilities. The amounts for such items are presented in the tables that accompany this release. Diluted adjusted net earnings per share, a non-GAAP measure, were $0.80 in the fourth quarter of 2023, down from $1.00 in the fourth quarter of 2022 and $0.86 in the third quarter of 2023. Adjusted pre-tax, pre-provision net revenue per share, a non-GAAP measure, was $1.06 in the fourth quarter of 2023, down from $1.29 in the fourth quarter of 2022 and $1.10 in the third quarter of 2023.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of CBU’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause the actual results of CBU’s operations to differ materially from its expectations: the macroeconomic and other challenges and uncertainties related to or resulting from recent bank failures; current and future economic and market conditions, including the effects on commercial real estate and residential housing or vehicle prices, unemployment rates, high inflation, U.S. fiscal debt, budget and tax matters, geopolitical matters, and global economic growth; fiscal and monetary policies of the Federal Reserve Board; the potential adverse effects of unusual and infrequently occurring events; litigation and actions of regulatory authorities; management’s estimates and projections of interest rates and interest rate policies; the effect of changes in the level of checking, savings, or money market account deposit balances and other factors that affect net interest margin; future provisions for credit losses on loans and debt securities; changes in nonperforming assets; ability to contain costs in inflationary conditions; the effect on financial market valuations on CBU’s fee income businesses, including its employee benefit services, wealth management, and insurance businesses; the successful integration of operations of its acquisitions; competition; changes in legislation or regulatory requirements, including capital requirements; and the timing for receiving regulatory approvals and completing pending merger and acquisition transactions. For more information about factors that could cause actual results to differ materially from CBU’s expectations, refer to its annual, periodic and other reports filed with the Securities and Exchange Commission (“SEC”), including the discussion under the “Risk Factors” section of such reports filed with the SEC and available on CBU’s website at https://ir.communitybanksystem.com and on the SEC’s website at www.sec.gov. Further, any forward-looking statement speaks only as of the date on which it is made, and CBU undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ Joseph E. Sutaris
Name: Joseph E. Sutaris
Title: Executive Vice President and Chief Financial Officer

Dated: February 9, 2024